Exhibit 4.1

SPECIMEN COMMON STOCK CERTIFICATE

COMMON STOCK		COMMON STOCK
[GRAPHIC]	[WEIDA LOGO]	[GRAPHIC]
NUMBER		NUMBER
WCI	WEIDA COMMUNICATIONS, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY		SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 948599 10 5

THIS IS TO CERTIFY THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES, NO PAR VALUE, OF THE CAPITAL STOCK OF

WEIDA COMMUNICATIONS, INC.

[GRAPHIC]

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:

[GRAPHIC]
/s/ JOSEPH ZUMWALT SECRETARY		/s/ MITCHELL SEPANIAK CHAIRMAN

COUNTERSIGNED:

  NORTH AMERICAN TRANSFER CO.
  (FREEPORT, NEW YORK 11520)

        TRANFER AGENT

        AUTHORIZED SIGNATURE

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT-		Custodian

TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)
JT WROS	—	as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

For value received,                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address including postal zip code of assignee

Shares

represented by the within Certificate, and do hereby irrevocable constitute and appoint

        Attorney to transfer the said shares on the books of the within-named Company with full power of substitution in the premises.

Shares

Dated,

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBRO- KERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.